MERRILL LYNCH
                                                                GLOBAL
                                                                RESOURCES
                                                                TRUST

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                April 30, 1998

MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

The environment for natural resource investments continued to be highly volatile during the three-month period ended April 30, 1998, as investors struggled to sort out the ramifications of the financial contraction in Asia. Nearly all commodity groups in our investment universe were affected by lower commodity demand and pricing. However, oil prices rebounded from the $13 per barrel level during the quarter after oil-exporting nations joined with members of the Organization of Petroleum Exporting Countries (OPEC) to curtail production. Despite the weak environment, Merrill Lynch Global Resources Trust showed improved performance relative to its peer group of natural resource funds. The Trust's Class A, Class B, Class C and Class D Shares had total returns of +11.90%, +11.54%, +11.58% and +11.71%, respectively, for the quarter ended April 30, 1998. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 and 4 of this report to shareholders.) The Trust's relatively low exposure to the energy sector helped performance early in the period as the business outlook and earnings estimates for energy companies declined. Additionally, the Trust initiated new positions and boosted other holdings as the valuations of selected energy-related companies reached compelling levels. While oil prices have recovered from their low levels, we expect the remainder of 1998 to be volatile, since strict quota compliance will be necessary to deplete the high level of world oil inventories.

The Trust continues to shift its holdings in order to focus on the shares of North American natural gas producers. Gas prices in the continental United States have remained surprisingly strong despite one of the mildest winters of the century. While natural gas storage inventories have been undergoing a stronger-than-normal seasonal build, gas prices have the potential to rally if natural gas is used to fire peak-load electricity generation units for air conditioning needs this summer. We believe that the cool summer and warm winter of the prior year should provide reasonable comparisons for gas consumption over the next several months. More important, declining gas production from natural gas basins in the shallow waters of the Gulf of Mexico imply that there may be an extended cycle for gas producers. We have been concentrating our investments in companies with successful exploration and development programs and longer-life reserves. In addition, we added to gas-leveraged production companies in western Canada, which should enjoy higher prices and production volumes as soon as two export pipeline expansions are completed in late 1998 and early 1999.

The Trust also benefited from a recovery in the share prices of its gold holdings, which remain significantly overweighted in the portfolio despite the sale of nearly one-quarter of the Trust's gold company stocks. While our gold company exposure had hurt Trust performance in previous years, gold shares recovered after falling sharply in 1997 from the combined effects of the continued absence of inflation and fears of ongoing central bank sales. After reaching an 18-year low in December 1997, the gold price has exhibited high volatility within a broad band between $290 and $315 per ounce. The resolution to establish gold as a reserve asset backing the European Monetary Union (EMU) will be decided in 1998, and uncertainty concerning its eventual weight as a reserve continues to be a major risk to the gold sector. However, the announced closure of several mines has created the potential for supply and demand fundamentals to improve should central banks curtail sales. If gold is awarded a significant position as a reserve asset backing the EMU, the gold price could rally above its recent trading range. However, given the failure of gold to act as a safe haven in recent economic turbulence, we continue to be concerned about the longer-term potential returns from holding gold shares.

The paper and forest products sector was a strong contributor to Trust performance during the period ended April 30, 1998. The economic turbulence in Asia masked signs that prior capacity additions had been absorbed, and several announced price increases in selected paper grades were deferred. However, the unabated economic momentum in the United States and the acceleration in European economies served to reinstate

Merrill Lynch Global Resources Trust                              April 30, 1998

some of the price increases. In addition, a number of new projects were deferred or cancelled given financial constraints in the region, providing a better long-term capacity utilization scenario. The paper industry has also entered a period of consolidation with the announcement of a number of mergers. The Trust participated in this move with strong gains in its shares of Georgia-Pacific Corp., Weyerhaeuser Co., Willamette Industries, Inc. and Metsa Serla OY'B'. In addition, we sold shares in Avenor Inc. after the company received a takeover bid from Abitibi Consolidated Inc. The Trust continues to carry an overweighted position in the paper and forest products group, although we anticipate consolidating holdings in companies whose products are concentrated in grades where capacity utilization trends are positive. Further consolidation within this sector is expected.

The Trust continues to maintain a heavy exposure to base metals. This area provided mixed performance during the quarter ended April 30, 1998 and April year-to-date 1998. Alumax, Inc. rose on the announcement of an acquisition bid by Aluminum Company of America. We sold a portion of our position to realize profits and tendered the remainder for $50 per share and shares in Aluminum Company of America stock. We continued to reduce exposure to other base metals, especially copper and nickel-related companies. The economic slowdown in Asia and Japan has resulted in sharply reduced consumption of these metals, at a time when additional new supplies will soon be arriving from mine developments. Demand for many base metals has increased because of continued strength in the economies of the United States and Europe, but we are concerned that demand may diminish with worsening Asian economic activity and as the mining industry enters its traditionally soft summer period. We plan to further reduce exposure to this sector as we allocate assets to other resource sectors.

Chemicals have been underweighted in the Trust. The low weight has hindered Trust performance since the chemical group has performed well. Declining energy-based feedstock costs, combined with robust demand from the United States and Europe, has resulted in positive earnings surprises over the past several quarters. These factors have offset fears of declining chemical margins, which would result from significant new capacity additions scheduled for 1998 and 1999. Given the advanced stage of the economic cycle and fears that Asian problems are not behind us, we do not anticipate a significant increase in commodity-exposed chemical companies at this time. We continue to be pleased with our position in E.I. duPont de Nemours & Co., which has had positive pricing trends in its titanium dioxide pigment business. In addition, duPont is continuing to undergo significant restructuring steps, with increasing emphasis on its life sciences division.

Investment Activity

During the most recent period, we made significant progress in repositioning the Trust's portfolio with over 25 stock holdings sold since last December. We believe that the Trust's recent performance has been enhanced by concentrating our positions in stocks where we maintain a high degree of confidence in operating fundamentals and management. Currently, we are somewhat behind in this process since the recent weakness in the energy area has resulted in the addition of several new positions in companies with compelling valuations and operating fundamentals. As a result, the number of stocks in the portfolio has remained virtually unchanged. We anticipate further progress in consolidating Trust positions in the Trust's fourth fiscal quarter.

We increased the Trust's energy holdings to 45% of net assets by April 30, 1998, up from 38% at the end of the year. Segments that were de-emphasized included gold, diamonds, non-ferrous metals and steel. We also took profits in the paper and forest products group. New purchases among major international oil companies included holdings in Chevron Corp. and Mobil Corp. Alberta Energy Co., Ltd., Vastar Resources, Inc. and Snyder Oil Corp. were purchased in the gas-leveraged oil exploration and development group. Finally, we added Weatherford Enterra, Inc. to the oil services sector. The purchases of these companies were sufficient to more than offset the sale of several energy-related holdings that we believed had less attractive outlooks.

In Conclusion

We are pleased to report that the Trust has enjoyed a significant increase in performance during the quarter ended April 30, 1998. The rebound in depressed equities in several groups has allowed us to reposition the Trust's holdings, emphasizing sectors that we believe could provide strong returns relative to other natural resource groups. While this initial success suggests a positive trend, restructuring the portfolio in a volatile environment for natural resource investments, as many economies are exhibiting slowing growth, will be challenging.

Merrill Lynch Global Resources Trust                              April 30, 1998

We thank you for your investment in Merrill Lynch Global Resources Trust, and we look forward to reviewing our progress with you in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel
Arthur Zeikel
President


/s/ Robert M. Shearer
Robert M. Shearer
Vice President and Portfolio Manager


June 3, 1998


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*

                                                                                 Ten Years/
                                                     12 Month       3 Month    Since Inception
                                                   Total Return  Total Return   Total Return
==============================================================================================
ML Global Resources Trust Class A Shares               -0.62%       +11.90%        +82.61%
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares               -1.67        +11.54         +55.94
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares               -1.63        +11.58         +13.15
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares               -0.96        +11.71         +16.39
==============================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are: Class A Shares, 10/24/88; Class B Shares, ten years ended 4/30/98; and Class C and Class D Shares, 10/21/94.

Merrill Lynch Global Resources Trust                              April 30, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                    % Return Without    % Return With
                                      Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/98                        -5.42%           -10.39%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                  +5.30             +4.17
--------------------------------------------------------------------------------
Inception (10/24/88)
through 3/31/98                           +6.16             +5.56
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.

                                        % Return           % Return
                                       Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/98                        -6.38%            -9.68%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                  +4.21             +4.21
--------------------------------------------------------------------------------
Ten Years Ended 3/31/98                   +4.32             +4.32
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

                                        % Return           % Return
                                       Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/98                        -6.32%            -7.15%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                           +2.55             +2.55
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.

                                    % Return Without    % Return With
                                      Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/98                        -5.63%            -10.59%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                           +3.40              +1.79
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.


PORTFOLIO INFORMATION

For the Quarter Ended April 30, 1998

                                          Percent of
Ten Largest Equity Holdings               Net Assets
British Petroleum Co., PLC ..............    4.4%
Total, S.A. (Class B) ...................    2.7
Coflexip Stena Offshore, Inc. (ADR) .....    2.5
Placer Dome Inc. ........................    2.3
Ente Nazionale Idrocarburi S.p.A.
  (ENI) (ADR) ...........................    2.0
Societe Nationale Elf Aquitaine (ADR) ...    2.0
Rio Tinto PLC (The) .....................    1.9
Transocean Offshore Inc. ................    1.9
duPont (E.I.) de Nemours & Co. ..........    1.8
Petro-Canada ............................    1.8

Additions
Alberta Energy Co. Ltd.
Chevron Corp.
Mobil Corp.
Synder Oil Corp.
Vastar Resources, Inc.
Weatherford Enterra, Inc.

Deletions
ASARCO Inc.
Aber Resources Ltd.
Amax Gold, Inc.
Avenor Inc.
Benton Oil & Gas Co.
Chauvco Resources, Ltd.
Driefontein Consolidated Ltd.
Houston Exploration Co. (The)
Inco Ltd.
Norcen Energy Resources Ltd.
Pancanadian Petroleum Ltd.
Pioneer Natural Resources Co.
RGC Ltd.
Ranger Oil Ltd.
Rio Algom Ltd.
QNI Ltd.
Sonat, Inc.
SouthernEra Resources Ltd.
TVX Gold Inc.

Merrill Lynch Global Resources Trust                              April 30, 1998

SCHEDULE OF INVESTMENTS

                                                                                                                 Percent of
Industries                Shares Held            Common Stocks                        Cost             Value     Net Assets
============================================================================================================================
Aluminum                       31,400   Alumax, Inc.                               $ 1,106,785      $ 1,550,375        1.1%
                               15,000   Aluminum Company of America                    787,658        1,162,500        0.9
                               29,000   Pechiney, S.A. (A Shares)                    1,154,457        1,297,377        0.9
                                                                                  ------------     ------------      ------
                                                                                     3,048,900        4,010,252        2.9
============================================================================================================================
Chemicals                      14,000   Air Products and Chemicals, Inc.               630,826        1,217,125        0.9
                               26,400   BASF AG                                        633,146        1,175,786        0.8
                                8,000   Dow Chemical Co.                               551,274          773,500        0.6
                               35,200   duPont (E.I.) de Nemours & Co.               1,209,065        2,563,000        1.8
                                                                                  ------------     ------------      ------
                                                                                     3,024,311        5,729,411        4.1
============================================================================================================================
Diversified Companies         102,000   Asahi Glass Co., Ltd.                        1,223,974          552,333        0.4
                               27,000   Ashland Inc.                                 1,144,672        1,427,625        1.0
                                8,400   Coastal Corp.                                  213,186          600,075        0.5
                              378,000   North Ltd.                                   1,419,525        1,105,739        0.8
                                                                                  ------------     ------------      ------
                                                                                     4,001,357        3,685,772        2.7
============================================================================================================================
Gold                          797,100   Acacia Resources Ltd.                        1,280,689        1,251,539        0.9
                               94,500   Ashanti Goldfields Co. Ltd. (GDR)**          2,346,106          992,250        0.7
                              122,500   Cambior Inc.                                 1,625,848          963,589        0.7
                              599,200   Delta Gold N.L.                              1,054,663          882,256        0.6
                               92,000   Getchell Gold Corp.                          3,713,827        2,265,500        1.6
                              905,000   Great Central Mines N.L.                     2,600,570        1,303,033        1.0
                              373,800   Miramar Mining Corp.                         1,900,432          585,451        0.4
                               74,222   Newmont Mining Corp.                         2,736,348        2,389,021        1.7
                              920,000   Normandy Mining Ltd.                         1,040,108        1,024,940        0.8
                              211,000   Placer Dome Inc.                             4,483,800        3,112,250        2.3
                              131,500   Prime Resources Group, Inc.                  1,286,428          997,605        0.7
                            1,097,000   Resolute Ltd.                                2,284,526        1,029,162        0.7
                              122,000   Sutton Resources Ltd.                        1,097,904          946,861        0.7
                                                                                  ------------     ------------      ------
                                                                                    27,451,249       17,743,457       12.8
============================================================================================================================
Integrated Oil                 39,000   Amerada Hess Corp.                           2,102,507        2,242,500        1.6
Companies--Domestic            40,000   Amoco Corp.                                  1,118,700        1,770,000        1.3
                               17,900   Chevron Corp.                                1,490,829        1,480,106        1.1
                               18,000   Mobil Corp.                                  1,420,830        1,422,000        1.0
                                                                                  ------------     ------------      ------
                                                                                     6,132,866        6,914,606        5.0
============================================================================================================================
Integrated Oil                384,000   British Petroleum Co., PLC                   1,554,500        6,059,791        4.4
Companies--International       42,700   Ente Nazionale Idrocarburi S.p.A.
                                        (ENI) (ADR)*                                 1,996,225        2,823,538        2.0
                                8,800   OMV AG                                         933,582        1,306,130        1.0
                              149,800   Petro-Canada                                 1,635,043        2,527,875        1.8
                               43,100   Societe Nationale Elf Aquitaine (ADR)*       1,586,637        2,798,806        2.0
                               31,200   Total, S.A. (Class B)                        1,914,184        3,710,023        2.7
                               47,000   Yacimientos Petroliferos Fiscales S.A.
                                        (YPF) (ADR)*                                 1,152,205        1,639,125        1.2
                                                                                  ------------     ------------      ------
                                                                                    10,772,376       20,865,288       15.1
============================================================================================================================

Merrill Lynch Global Resources Trust                              April 30, 1998

                                                                                                                 Percent of
Industries                Shares Held            Common Stocks                        Cost             Value     Net Assets
============================================================================================================================
Metals & Mining             1,664,800   Centaur Mining & Exploration Ltd.          $ 2,399,627        $ 932,771        0.7%
                               82,100   Falconbridge Ltd.                            1,822,697        1,262,900        0.9
                              316,800   Industrias Penoles, S.A. de C.V.             1,391,890        1,306,623        0.9
                            1,235,000   M.I.M. Holdings Ltd.                         2,706,761          772,418        0.6
                              227,829   Minsur S.A.                                    597,621          514,453        0.4
                              196,000   Mitsubishi Materials Corp.                     973,251          378,522        0.3
                               73,400   Noranda Inc.                                 1,355,782        1,513,984        1.1
                               79,300   Outokumpu OYJ                                1,460,162        1,114,132        0.8
                               53,100   P.T. Tambag Timah (GDR)**                      661,263          431,438        0.3
                               14,300   Phelps Dodge Corp.                             834,065          959,888        0.7
                              186,100   Rio Tinto PLC (The)                          2,441,443        2,669,385        1.9
                            1,717,000   Savage Resources Ltd.                        1,306,929          783,038        0.6
                              110,000   Sumitomo Metal Mining Co. Ltd.                 917,508          456,528        0.3
                               62,000   Trelleborg 'B' Fria                            842,932          833,473        0.6
                                                                                  ------------     ------------      ------
                              643,400   WMC Ltd.                                     3,807,237        2,288,696        1.6
                                                                                  ------------     ------------      ------
                                                                                    23,519,168       16,218,249       11.7
============================================================================================================================
Oil & Gas Producers            54,200   Alberta Energy Co., Ltd.                     1,182,890        1,301,755        0.9
                               41,000   Apache Corp.                                 1,085,270        1,450,375        1.1
                               84,600   Baytex Energy Ltd. (Class A)                 1,110,828          999,678        0.7
                               21,197   Burlington Resources, Inc.                     526,291          996,259        0.7
                               54,900   Chieftain International Inc.                 1,232,560        1,228,388        0.9
                              183,200   EEX Corporation                              1,779,675        1,774,750        1.3
                              180,400   Enterprise Oil PLC                           1,216,220        1,660,782        1.2
                              180,900   Gulf Canada Resources Ltd.                   1,424,588          961,031        0.7
                              124,500   Northrock Resources Ltd.                     1,001,587        1,958,642        1.4
                               78,500   Oryx Energy Co.                              1,315,405        2,050,813        1.5
                               32,000   Snyder Oil Corp.                               706,240          682,000        0.5
                               46,200   Vastar Resources, Inc.                       1,947,397        2,197,387        1.6
                                                                                  ------------     ------------      ------
                                                                                    14,528,951       17,261,860       12.5
============================================================================================================================
Oil Services                   49,200   Coflexip Stena Offshore, Inc. (ADR)*         1,040,458        3,456,300        2.5
                               51,800   McDermott International, Inc.                1,932,635        2,143,225        1.6
                               19,000   Schlumberger Ltd.                              543,907        1,574,625        1.1
                               28,000   Stolt Comex Seaway, S.A.                       847,000          906,500        0.7
                               70,300   TransCoastal Marine Services, Inc.           1,289,935          799,662        0.6
                               46,800   Transocean Offshore Inc.                     1,458,113        2,614,950        1.9
                               31,500   Weatherford Enterra, Inc.                    1,364,807        1,576,969        1.1
                                                                                  ------------     ------------      ------
                                                                                     8,476,855       13,072,231        9.5
============================================================================================================================
Paper & Pulp                   45,666   Aracruz Celulose S.A. (ADR)*                   365,755          719,239        0.5
                               23,000   Champion International Corp.                 1,196,585        1,237,687        0.9
                               15,900   Georgia-Pacific Corp.                          689,297        1,227,281        0.9
                               32,800   Georgia-Pacific Corp. (Timber Group)           720,971          840,500        0.6
                               24,400   International Paper Co.                        929,082        1,273,375        0.9
                              126,300   Metsa Serla OY 'B'                           1,028,189        1,310,551        1.0
                               37,500   Mo Och Domsjo AB Co.                           923,972        1,163,347        0.8
                              213,296   Slocan Forest Products Ltd.                  1,926,964        1,304,950        0.9
                               63,500   Stone Container Corp.                          785,423        1,039,812        0.8
                               31,000   Weyerhaeuser Co.                             1,303,550        1,786,375        1.3
                               22,000   Willamette Industries, Inc.                    412,024          853,875        0.6
                                                                                  ------------     ------------      ------
                                                                                    10,281,812       12,756,992        9.2
============================================================================================================================

Merrill Lynch Global Resources Trust                              April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                 Percent of
Industries                Shares Held            Common Stocks                        Cost             Value     Net Assets
============================================================================================================================
Petroleum Refining             57,000   Sun Company, Inc.                          $ 1,557,896      $ 2,304,937        1.7%
                               29,300   Ultramar Diamond Shamrock Corp.                698,163          946,756        0.7
                                                                                  ------------     ------------      ------
                                                                                     2,256,059        3,251,693        2.4
============================================================================================================================
Plantations                   717,000   Golden Hope Plantations BHD                  1,325,785          886,892        0.6
                              578,000   Kuala Lumpur Kepong BHD                        790,865        1,338,608        1.0
                                                                                  ------------     ------------      ------
                                                                                     2,116,650        2,225,500        1.6
============================================================================================================================
Steel                         566,000   British Steel PLC                            1,492,794        1,503,620        1.1
                               20,200   Koninklijke Nederlandsche Hoogovens en
                                        Staalfabrienken N.V.                           888,472          910,000        0.7
                              341,000   Nippon Steel Corp.                           1,163,723          550,083        0.4
                              433,000   Sumitomo Metal Industries, Ltd.              1,341,418          718,169        0.5
                                                                                  ------------     ------------      ------
                                                                                     4,886,407        3,681,872        2.7
============================================================================================================================
Wood Products                  61,500   Louisiana-Pacific Corp.                      1,956,796        1,345,312        1.0
                              146,100   Riverside Forest Products Ltd.               2,401,223        1,200,304        0.8
                                                                                  ------------     ------------      ------
                                                                                     4,358,019        2,545,616        1.8
============================================================================================================================
                                        Total Common Stocks                        124,854,980      129,962,799       94.0
============================================================================================================================

                               Face
                              Amount          Short-Term Securities
============================================================================================================================
Repurchase                 $3,000,000   HSBC Holdings PLC, purchased on 4/30/98
Agreements***                           to yield to 5.52% to 5/01/1998               3,000,000        3,000,000        2.2
                            4,559,000   Morgan (J.P.) & Company, Inc., purchased
                                        on 4/30/98 to yield to 5.52% to 5/01/1998    4,559,000        4,559,000        3.3
============================================================================================================================
                                        Total Short-Term Securities                  7,559,000        7,559,000        5.5
============================================================================================================================
Total Investments                                                                 $132,413,980      137,521,799       99.5
                                                                                  ============
Other Assets Less Liabilities                                                                           746,531        0.5
                                                                                                   ------------      ------
Net Assets                                                                                         $138,268,330      100.0%
                                                                                                   ============      ======
============================================================================================================================
Net Asset Value:        Class A--Based on net assets of $12,668,020 and 788,038 shares
                                of beneficial interest outstanding                                 $      16.08
                                                                                                   ============
                        Class B--Based on net assets of $43,514,184 and 2,728,742 shares
                                of beneficial interest outstanding                                 $      15.95
                                                                                                   ============
                        Class C--Based on net assets of $1,808,108 and 114,437 shares
                                of beneficial interest outstanding                                 $      15.80
                                                                                                   ============
                        Class D--Based on net assets of $80,278,018 and 5,006,731 shares
                                of beneficial interest outstanding                                 $      16.03
                                                                                                   ============
============================================================================================================================

*   American Depositary Receipts (ADR).
**  Global Depositary Receipts (GDR).
*** Repurchase Agreements are fully collateralized by US Government & Agency
    Obligations.

Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert M. Shearer, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10303--4/98


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